SCHEDULE I
                        CERTIFICATE OF AUTHORIZED PERSONS

                   (The Fund - Oral and Written Instructions)

The undersigned hereby certifies that he/she is the duly elected and acting Treasurer of each fund listed on Exhibit A (the "Fund"), and further certifies that the following officers or employees of the Fund have been duly authorized in conformity with the Fund's Articles of Incorporation/Declaration of Trust and By-Laws to deliver Certificates and Oral Instructions to The Bank of New York ("Custodian") pursuant to the Custody Agreement between the Fund and Custodian dated April 26, 2001, and that the signatures appearing opposite their names are true and correct:

                     Senior Vice President,
Alfred Cherry        Research Director                 /s/ Alfred Cherry
------------------   ------------------------------   -------------------------
Name                 Title                            Signature

Seth Frimere         Vice President, Trading          /s/ Seth Frimere
------------------   ------------------------------   -------------------------
Name                 Title                            Signature

John Gordon          Junior Trader                    /s/ John Gordon
------------------   ------------------------------   -------------------------
Name                 Title                            Signature

                     Junior Credit Analyst,
Loha Raphael         Credit & Research                /s/ Loha Raphael
------------------   ------------------------------   -------------------------
Name                 Title                            Signature

                     Vice President, Senior Vice
Robert Rickard       President, Trading               /s/ Robert Rickard
------------------   ------------------------------   -------------------------
Name                 Title                            Signature

                     Vice President,
Brian Sison          Credit & Research                /s/ Brian Sison
------------------   ------------------------------   -------------------------
Name                 Title                            Signature

Brian Vermeulen      Trader                           /s/ Brian Vermeulen
------------------   ------------------------------   -------------------------
Name                 Title                            Signature

Edward Adrion *      Senior Equity Trader             /s/ Edward Adrion
------------------   ------------------------------   -------------------------
Name                 Title                            Signature

                     Senior Vice President,
Sandra Arcaro*       Administration                   /s/ Sandra Arcaro
------------------   ------------------------------   -------------------------
Name                 Title                            Signature

                     Fixed Income Portfolio
Michael Miller *     Administrator                    /s/ Michael Miller
------------------   ------------------------------   -------------------------
Name                 Title                            Signature

                     Vice President,
Jason R. Scheibel    Administrator                    /s/ Jason R. Scheibel
------------------   ------------------------------   -------------------------
Name                 Title                            Signature

Christine Thoma*     Settlement's Administrator       /s/ Christine Thoma
------------------   ------------------------------   -------------------------
Name                 Title                            Signature

                     Fixed Income Portfolio
Bora Yu *            Administrator                    /s/ Bora Yu
------------------   ------------------------------   -------------------------
Name                 Title                            Signature

* These are the only individuals authorized to deliver Certificates and Oral Instructions to The Bank of New York for Delafield Fund, Inc.

     This certificate supersedes any certificate of Authorized Persons you may currently have on file.
                            /s/ Joseph Jerkovich
                      By:
                         ---------------------------------------------
                             Joseph Jerkovich
                             Title: Treasurer and Assistant Secretary

                             Date: 1/12/09